                                                                  Exhibit 99.3

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

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                              PIERCE LEAHY CORP.

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Mark box at right if an address change or comment has been noted on the
reverse side of this card.                              / /


CONTROL NUMBER:
RECORD DATE SHARES:





                                                -------------------------------
Please be sure to sign and date this Proxy.     Date
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--------Shareholder sign here--------------Co-owner sign here------------------

1.  To approve the Agreement and Plan of Merger by and
    between Iron Mountain Incorporated and Pierce
    Leahy dated as of October 20, 1999, pursuant to     For   Against   Abstain
    which: (a) Iron Mountain will be merged with and    / /     / /       / /
    into Pierce Leahy; (b) Pierce Leahy will issue shares of its common stock; and (c) Pierce Leahy will amend and restate its articles of incorporation and bylaws, including changing its name to Iron Mountain Incorporated.


                                                        For All   With-  For All
2.  To elect eleven directors for the classes and       Nominees  hold    Except
    terms set forth below to take office only upon the    / /      / /     / /
    closing of the merger:

    CLASS III (term expires at the 2000 annual meeting of shareholders)
          Kent P. Dauten, Arthur D. Little, J. Peter Pierce, C. Richard Reese

    CLASS I (term expires at the 2001 annual meeting of shareholders)
          Clarke H. Bailey, Constantin R. Boden, Eugene B. Doggett

    CLASS II (term expires at the 2002 annual meeting of shareholders)
     B. Thomas Collsano, Howard D. Ross, Vincent J. Ryan, David S. Wendell

    NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominees.

3.  To transact such other business as may properly come before the meeting.

DETACH CARD                                                         DETACH CARD

                              PIERCE LEAHY CORP.

          Dear Shareholder,

          Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to Pierce Leahy that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

          Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

          Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope.

          Your vote must be received prior to the Special Meeting of Shareholders, to be held on January 24, 2000.

          Thank you in advance for your prompt consideration of these matters.

          Sincerely,

          Pierce Leahy Corp.

                               PIERCE LEAHY CORP.

             631 PARK AVENUE, KING OF PRUSSIA, PENNSYLVANIA 19406

              SPECIAL MEETING OF SHAREHOLDERS - JANUARY  24, 2000
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints J. Peter Pierce and Douglas B. Huntley as proxies, and each of them acting individually with full power of substitution to each, to vote for and on behalf of the undersigned at the Special Meeting of Shareholders of PIERCE LEAHY CORP. to be held at Pierce Leahy Corp., 631 Park Avenue, King of Prussia, Pennsylvania 19406, on Monday, January 24, 2000, at 10:00 a.m., and at any adjournment or postponement thereof. The undersigned hereby directs the said proxies to vote in accordance with their judgment on any matters which may properly come before the Special Meeting, all as indicated in the Notice of Special Meeting of Shareholders, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 (THE MERGER PROPOSAL) AND "FOR" THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 2.


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   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                                 ENVELOPE.
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   Please sign exactly as your name(s) appear(s) on the books of Pierce
   Leahy. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
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HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

-----------------------------------    ----------------------------------------

-----------------------------------    ----------------------------------------

-----------------------------------    ----------------------------------------

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

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                              PIERCE LEAHY CORP.
                    PROFIT SHARING/401(k) PLAN (PLAN

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CONTROL NUMBER:
RECORD DATE EQUIVALENT NUMBER OF SHARES:





                                                -------------------------------
Please be sure to sign and date this Proxy.     Date
-------------------------------------------------------------------------------



--------Participant sign here--------------------------------------------------

1.  To approve the Agreement and Plan of Merger by and
    between Iron Mountain Incorporated and Pierce
    Leahy dated as of October 20, 1999, pursuant to     For   Against   Abstain
    which: (a) Iron Mountain will be merged with and    / /     / /       / /
    into Pierce Leahy; (b) Pierce Leahy will issue shares of its common stock; and (c) Pierce Leahy will amend and restate its articles of incorporation and bylaws, including changing its name to Iron Mountain Incorporated.


                                                        For All   With-  For All
2.  To elect eleven directors for the classes and       Nominees  hold    Except
    terms set forth below to take office only upon the    / /      / /     / /
    closing of the merger:

    CLASS III (term expires at the 2000 annual meeting of shareholders)
          Kent P. Dauten, Arthur D. Little, J. Peter Pierce, C. Richard Reese

    CLASS I (term expires at the 2001 annual meeting of shareholders)
          Clarke H. Bailey, Constantin R. Boden, Eugene B. Doggett

    CLASS II (term expires at the 2002 annual meeting of shareholders)
     B. Thomas Collsano, Howard D. Ross, Vincent J. Ryan, David S. Wendell

    NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominees.

3.  To transact such other business as may properly come before the meeting.

DETACH CARD                                                         DETACH CARD

             PIERCE LEAHY CORP. PROFIT SHARING/401(k) PLAN (PLAN)

          Dear Plan Participant,

          Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to Pierce Leahy that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

          Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

          Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope.

          Your vote must be received prior to the Special Meeting of Shareholders, to be held on January 24, 2000.

          Thank you in advance for your prompt consideration of these matters.

          Sincerely,

          Pierce Leahy Corp.

             PIERCE LEAHY CORP. PROFIT SHARING/401(k) PLAN (PLAN)

             631 PARK AVENUE, KING OF PRUSSIA, PENNSYLVANIA 19406

              SPECIAL MEETING OF SHAREHOLDERS - JANUARY  24, 2000
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby instructs the Plan's Trustees to vote for and on behalf of the undersigned at the Special Meeting of Shareholders of PIERCE LEAHY CORP. to be held at Pierce Leahy Corp., 631 Park Avenue, King of Prussia, Pennsylvania 19406, on Monday, January 24, 2000, at 10:00 a.m., and at any adjournment or postponement thereof. The undersigned hereby directs the Trustees to vote in accordance with their judgment on any matters which may properly come before the Special Meeting, all as indicated in the Notice of Special Meeting of Shareholders, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 (THE MERGER PROPOSAL) AND "FOR" THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 2.


-------------------------------------------------------------------------------
   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                                  ENVELOPE.
-------------------------------------------------------------------------------